UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  AUGUST 30, 2004
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                           GLOBAL RESOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)


          NEVADA                       000-50944             84-1565820
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(State or other jurisdiction          (Commission          (IRS Employer
     of incorporation)                File Number)        Identification No.)


               2820 LA MIRADA, SUITE H, VISTA CA        92081
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             (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (858) 646-7410

                     ADVANCED HEALTHCARE TECHNOLOGIES, INC.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 15, 2004, Global Resource borrowed $25,000 from Javelin Holdings, Inc. and, in connection therewith, delivered a convertible debenture to Javelin Holdings in the principal amount of $25,000. The note is due on February 1, 2005 and bears interest at a rate of eight percent (8%). The note is convertible into shares of Global Resource's common stock at a floating conversion price of fifty percent (50%) of the closing bid price per share on the day of conversion, or at the lowest price allowable as set by Global Resource in an effective registration statement or exemption notification as filed with the Securities and Exchange Commission. Global Resource is obligated to register the resale of the shares of common stock issuable upon conversion of the debenture under the Securities Act of 1933, as amended, or to otherwise provide an acceptable exemption to registration under Regulation E of the Securities Act of 1933, as amended. The issuance was exempt under Section 4(2) of the Securities Act.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

          Not applicable.

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          Not applicable.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

          See Item 1.01

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

          Not applicable.

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

          Not applicable.

ITEM 2.06 MATERIAL IMPAIRMENTS.

          Not applicable.

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
          STANDARD: TRANSFER OF LISTING.

          Not applicable.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      1. On September 15, 2004, Global Resource borrowed $25,000 from Javelin Holdings, Inc. and, in connection therewith, delivered a convertible debenture to Javelin Holdings in the principal amount of $25,000. The note is due on February 1, 2005 and bears interest at a rate of eight percent (8%). The note is convertible into shares of Global Resource's common stock at a floating conversion price of fifty percent (50%) of the closing bid price per share on the day of conversion, or at the lowest price allowable as set by Global Resource in an effective registration statement or exemption notification as filed with the Securities and Exchange Commission. Global Resource is obligated to register the resale of the shares of common stock issuable upon conversion of the debenture under the Securities Act of 1933, as amended, or to otherwise provide an acceptable exemption to registration under Regulation E of the Securities Act of 1933, as amended. The issuance was exempt under Section 4(2) of the Securities Act.

      2. On September 27, 2004, Global Resource commenced an offering of up to 1,000,000,000 shares its common stock at an offering price per share between $0.005 and $0.05. To date, Global Resource has sold approximately 1,960,000 shares pursuant to the offering, including approximately 175,000 upon conversion of a portion of the debenture described above. The issuance was exempt pursuant to Section 3(b) of the Securities Act and Regulation E thereunder.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

          Not applicable.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

          Not applicable.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

      On September 15, 2004, pursuant to the amended and restated bylaws of Global Resource, the sole director of Global Resource increased the number of directors of Global Resource to six and appointed Richard F. Schmidt, John E. Jordan, Bruce G. Caldwell, Paul Ferandell and Joost H. Van Adelsberg, Jr. to fill these positions.

      The following is a brief summary of the business experience of each of the appointed directors:

      Richard F. Schmidt, 41, has an extensive background in corporate finance, with over 15 years of direct financial and tax management experience. Mr. Schmidt is currently the chief financial officer and a director of Cybertel Capital Corp., a publicly traded company on the OTC Bulletin Board. Mr. Schmidt formerly worked as the Senior Vice President of Iseki, Inc., an international sales and leasing company, assisting with the management and review of its administrative, legal and human resources. Previously at Iseki, Inc., Mr. Schmidt had served as chief financial officer. He also served as a manager and multinational tax and business consultant for Coopers & Lybrand. Mr. Schmidt is a Certified Public Accountant licensed in California.

      John E. Jordan, 65, in 1959 founded the Jordan Companies, a group of privately held, diversified companies engaged in energy related engineering, manufacturing and marketing activities, defense and aerospace consulting and international negotiations and representation. He has served as chief executive officer and president of these companies for over 20 years. Mr. Jordan is a graduate of Stanford University, the Marine Corps Command and Staff College, the National Defense University-Industrial College of the Armed Force program, the Naval War College, and served as an Officer in both the U.S. Air Force and the Marine Corps. Mr. Jordan is a director of Cybertel Capital Corp., a publicly traded company on the OTC Bulletin Board.

      Bruce G. Caldwell, 62, is the owner of CeramixGolf.com, a golf club manufacturing firm in Carlsbad, California. After retiring from a 25-year career in education, Dr. Caldwell became the Vice President of national sales for Public Storage Incorporated as was a Registered Principal with P.S. Securities. He retired from that career after 10 years of service. He was also a partner in the ownership of Conroy's Flowers, a national flower franchise company. Mr. Caldwell sold his interest in Conroy's Flowers and became a Vice President of Development for Pixel Inc., a digital multi-media production firm. Mr. Caldwell is a director of Cybertel Capital Corp., a publicly traded company on the OTC Bulletin Board.

      Paul Ferandell, 60, founded Ferandell Tennis Courts, Inc. in 1975 and has five offices located through out California, building, resurfacing and maintaining commercial and residential tennis courts. Mr. Ferandell is a director of Cybertel Capital Corp., a publicly traded company on the OTC Bulletin Board.

      Joost H. van Adelsberg, Jr., 45, is a Certified Public Accountant with over 20 years' experience in helping to design and implement domestic and international tax, accounting and business solutions for multi-national companies and individuals. His professional experience includes over 15 years of Big Five accounting with PricewaterhouseCoopers, LLP (formerly Coopers & Lybrand, LLP), Kenneth Leventhal & Company and, currently, his own practice. Mr. van Adelsberg's background includes an emphasis in real estate and tax. He also has extensive experience working with various bankruptcy trustees and receivers. Mr. van Adelsberg is a member of the AICPA and the California Society of CPA's. Mr. Adelsberg is a director of Cybertel Capital Corp., a publicly traded company on the OTC Bulletin Board.

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS: CHANGE IN FISCAL
          YEAR.

      On August 30, 2004, stockholders holding 126,000,000 shares of pre-split common stock, which was, at the time, a majority of the voting power of Global Resource, took action by written consent for the purpose taking the following action:

      1. Approving an amendment to Global Resource's articles of incorporation to do the following:

                           (a) increase the number of shares of common stock
                  that Global Resource is authorized to issue from 500,000,000 to 2,000,000,000;

                           (b) increase the number of shares of undesignated
                  preferred stock that Global Resource is authorized to issue from 5,000,000 to 50,000,000;

                           (c) authorize the board of directors, without the
                  consent of the stockholders of Global Resource, to adopt any recapitalization affecting the outstanding shares of capital stock of Global Resource by effecting a forward or reverse split of all of the outstanding shares of any class of capital stock of Global Resource, with appropriate adjustments to Global Resource's capital accounts, provided that the recapitalization does not require any amendment to the Articles of Incorporation of Global Resource; and

                           (d) change the name of the corporation to "Global
                  Resource Corporation."

      This amendment became effective on September 10, 2004.

      On August 30, 2004, Global Resource amended and restated its bylaws. The amended and restated bylaws were revised primarily to comply with the laws of the State of Nevada instead of the State of Colorado, the company's original state of incorporation, to allow for 60 days notice of stockholder meetings instead of 50 days notice, to increase the maximum number of directors we may have from five (5) to seven (7), and to change the requirement of a unanimous vote to a majority vote of the directors on certain matters.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

          Not applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

          Not applicable.

SECTION 6 - [RESERVED]

          Not applicable.

SECTION 7 - REGULATION FD

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ITEM 7.01 REGULATION FD DISCLOSURE.

          Not applicable.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

      1. Effective September 13, 2004, Global Resource effected a 1-for-100 reverse stock split of its outstanding common stock. The number of shares of authorized common stock was not changed by this reverse stock split.

      2. On September 17, 2004, Global Resource registered its common stock with the Securities and Exchange Commission pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended.

      3. On September 17, 2004, Global Resource elected to be subject to the provisions of Sections 55 through 65 of the Investment Company Act of 1940, as amended.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits.

      3(i)  Certificate of Amendment to Articles of Incorporation

      3(ii) Amended and Restated Bylaws

      4.1   8% Convertible Debenture

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBAL RESOURCE CORPORATION
                                                   (Registrant)

Date:  November 12, 2004                    By: /s/ Richard Mangiarelli
                                                --------------------------------
                                                Richard Mangiarelli, President



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